UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2014
PERRIGO COMPANY PLC
(Exact name of registrant as specified in its charter)
Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)
+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
Forms of award agreements for service-based restricted stock units under the Perrigo Company plc 2013 Long-Term Incentive Plan are included as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

99.1	Forms of Restricted Stock Unit Award Agreement (Service-Based) under the Perrigo Company plc 2013 Long-Term Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY PLC
(Registrant)

Dated: November 12, 2014	By:	/s/ Todd W. Kingma
Todd W. Kingma
Executive Vice President, General Counsel and Secretary

Exhibit Index

99.1	Forms of Restricted Stock Unit Award Agreement (Service-Based) under the Perrigo Company plc 2013 Long-Term Incentive Plan.